                                                                                                 Exhibit 10.36

                                                  JOINDER AGREEMENT
                                                        and
                                           SUPPLEMENT TO LOAN AGREEMENT
                                           ----------------------------

         SUPPLEMENT  NO. 2 (this  "Supplement")  dated as of August 9,  2001,  to the Loan and  Security  Agreement
dated  June 10,  1998 (as at any time  supplemented  or  amended,  the "Loan  Agreement"),  by and  among  TROPICAL
SPORTSWEAR INT'L CORPORATION,  a Florida corporation ("Tropical");  SAVANE INTERNATIONAL CORP., a Texas corporation
(formerly known as Farah  Incorporated)  ("Savane"),  TROPICAL  SPORTSWEAR  COMPANY,  INC., a Delaware  corporation
("TSCI"); APPAREL NETWORK CORPORATION, a Florida corporation ("Apparel"),  TSI BRANDS, INC., a Delaware corporation
("TSI Brands"),  and TSIL, INC., a Delaware corporation  ("TSIL");  and each other Person that is from time to time a  Borrower  under the Loan  Agreement  (Tropical  ,  Savane,  TSCI,  Apparel.  TSI Brands and TSIL and each of the foregoing  referred to herein  individually  as a "Borrower" and  collectively as  "Borrowers"),  and FLEET CAPITAL
CORPORATION ("Agent"),  a Rhode Island corporation,  in its capacity as administrative and collateral agent for the
Lenders  thereto,  and Lenders.  Capitalized  terms used herein,  unless otherwise  defined herein,  shall have the meanings  ascribed to them in the Loan Agreement.  The terms "herein,"  "hereof" and "hereunder" and other words of similar import refer to this  Supplement as a whole and not to any particular  section,  paragraph or  subdivision.
All  references  to any Person shall mean and include the  successors  and  permitted  assigns of such Person.  All references to any of the Loan Documents shall include any and all amendments or  modifications  thereto and any and all  restatements,  extensions  or  renewals  thereof.  Wherever  the  phrase  "including"  shall  appear  in  this
Supplement, such word shall be understood to mean "including, without limitation."

         Borrowers  have  requested  Agent and Lenders to make Revolver  Loans and extend other credit  pursuant to the Loan  Agreement.  Pursuant to the Loan  Agreement,  each New  Borrower  that was not in  existence  on the date thereof is required to become a party to and to enter into the Loan  Agreement  as a Borrower  upon  becoming a New
Borrower.  The Loan  Agreement  provides  that  additional  New  Borrowers  may  become  Borrowers  under  the Loan
Agreement by execution  and delivery of an  instrument  in the form of this  Supplement.  Each of the  undersigned,
DUCK  HEAD  APPAREL  COMPANY,  INC.,  a  Georgia  corporation  and  DELTA  MERCHANDISING,  INC.,  a South  Carolina
corporation  is a New Borrower and is executing this  Supplement in accordance  with the  requirements  of the Loan
Agreement  to become a party to the Loan  Agreement  in order to induce  Agent and  Lenders to  continue  to extend credit under the Loan Agreement and as consideration for the Revolver Loans previously made.

         Accordingly,  and for Ten Dollars  ($10.00) in hand paid and other good and  valuable  consideration,  the receipt and adequacy of which are hereby  acknowledged by the parties hereto,  Agent and each New Borrower agree as follows:

         1.       In  accordance  with the Loan  Agreement,  each New  Borrower by its  signature  below  becomes a
Borrower  under the Loan  Agreement  with the same force and effect as if  originally  named therein as a Borrower, and each New Borrower  hereby agrees to all the terms and  provisions of the Loan  Agreement  applicable to it as a
Borrower  thereunder.  Each  reference to a  "Borrower"  in the Loan  Agreement  shall be deemed to include the New
Borrowers.  The Loan Agreement is hereby incorporated herein by reference.

         2.       Each New  Borrower  acknowledges  that it has  requested  Agent and  Lenders to extend  financial accommodations  to it and to  Borrowers  on a  combined  basis  in  accordance  with  the  provisions  of the  Loan
Agreement,  as hereby  amended.  In  accordance  with the terms of  Section  5.11 of the Loan  Agreement,  each New
Borrower  acknowledges  and agrees that it shall be jointly and severally liable for any and all Revolver Loans and other Obligations  heretofore or hereafter made by Agent or any Lenders to any Borrower and for all interest,  fees and other charges payable in connection  therewith.  Each New Borrower hereby appoints and designates  Tropical as, and Tropical shall continue to act under the Loan  Agreement as, the  representative  of each New Borrower and each other  Borrower for all purposes,  including  requesting  borrowings  and receiving  accounts  statements and other notices  and  communications  to  Borrowers  (or any of them) from Agent and  Lenders.  Each Loan made by Agent and
Lenders  under the Loan  Agreement  or any of the other Loan  Documents  shall be  disbursed to the Loan Account of
Borrowers.

         3.       To secure the prompt  payment and  performance  to Agent and  Lenders of all of the  Obligations,
each New  Borrower  hereby  grants to Agent,  for the benefit of itself,  as Agent and for the  ratable  benefit of
Lenders,  a continuing  security  interest in and Lien upon all of such  Borrower's  assets,  including  all of the following  Property  and  interests  in Property  of such  Borrower,  whether  now owned or  existing or  hereafter created, acquired or arising and wheresoever located:

                  (i)      All Accounts;

                  (ii)     All Inventory;

                  (iii)    All Instruments;

                  (iv)     All Chattel Paper;

                  (v)      All Documents;

                  (vi)     All General Intangibles;

                  (vii)    All Equipment;

                  (viii)   All  Securities,  whether  certificated  or  uncertificated  (but  excluding any portion thereof that constitute Margin Stock), and all securities entitlements;

                  (ix)     All  monies  now or at any time or  times  hereafter  in the  possession  or  under  the control  of Agent or any  Lender or a bailee  or  Affiliate  of Agent or any  Lender,  including  any Cash
         Collateral in the Cash Collateral Account;

                  (x)      All  accessions  to,  substitutions  for and all  replacements,  products  and  cash and non-cash proceeds of (i) through (ix) above,  including  proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                  (xi)     All  books  and  records  (including  customer  lists,  files,  correspondence,   tapes,
         computer programs,  print-outs,  and other computer materials and records) of such Borrower  pertaining to any of (i) through (x) above.

         4.       Each New  Borrower  represents  and  warrants  to Agent and Lenders  that such New  Borrower is a wholly owned  Subsidiary  of Savane and is engaged in the same  business as the other  Borrowers as part of a joint and common enterprise;  that this Supplement has been duly authorized,  executed and delivered by such New Borrower and constitutes a legal,  valid and binding obligation of such New Borrower,  enforceable  against it in accordance with its terms,  except as the  enforceability  thereof may be limited by bankruptcy,  insolvency,  reorganization, moratorium  or other  similar  laws  affecting  creditors  rights  generally  and by general  principles  of equity
(regardless  of whether  such  enforceability  is  considered  in a proceeding  at law or in equity);  and that the
Schedules  attached hereto contain true,  accurate and complete  information  with respect to such New Borrower and the matters  covered by the  provisions of Section 8 of the Loan  Agreement and such  Schedules  shall be deemed to supplement and be a part of the Schedules to the Loan Agreement.

         5.       Except as otherwise  expressly  provided in this  Supplement,  nothing  herein shall be deemed to amend or modify any  provision  of the Loan  Agreement  or any of the other  Loan  Documents,  each of which  shall remain in full force and effect.  This  Supplement  is not intended to be, nor shall it be  construed to create,  a novation or accord and  satisfaction,  and the Loan  Agreement as herein  modified shall continue in full force and effect.

         6.       In case any  provision  in or  obligation  under this  Supplement  shall be  invalid,  illegal or unenforceable  in any  jurisdiction,  the validity,  legality and  enforceability  of the  remaining  provisions or obligations,  or of such  provision or  obligation in any other  jurisdiction,  shall not in any way be affected or impaired thereby.

         7.       Each New  Borrower  agrees to  reimburse  Agent and Lenders for Agent's and  Lenders'  reasonable out-of-pocket expenses in connection with this Supplement,  including,  without limitation, the fees, disbursements and other charges of counsel for Agent and Lenders.

         8.       This Supplement and the other Loan  Documents,  together with all other  instruments,  agreements and  certificates  executed by the parties in connection  therewith or with  reference  thereto,  embody the entire understanding  and agreement  between the parties  hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements,  understandings  and inducements,  whether express or implied,  oral or written.  Each of the Schedules  attached hereto is incorporated  into this Supplement and by this reference made a part hereof.

         9.       This  Supplement and any  amendments,  waivers,  consents or  supplements  may be executed in any number of  counterparts  and by the  different  parties  hereto in  separate  counterparts,  each of which  when so executed and delivered  shall be deemed an original,  but all such  counterparts  shall  constitute but one and the same instrument.

         10.      This  Supplement  shall be  effective  when  accepted  by Agent in  Atlanta,  Georgia  (each  New
Borrower hereby waiving notice of such  acceptance)  and thereupon shall be deemed a contract made in Georgia,  and shall be  governed  by and  construed  and  enforced in  accordance  with the laws of the State of Georgia  without regard to the conflict of laws principles thereof.

                                   [Remainder of page intentionally left blank]

         11.      The  parties  hereto  each  hereby  waives  the  right  to  trial  by jury in any  action,  suit, counterclaim or proceeding arising out of or related to this Supplement.

         IN WITNESS  WHEREOF,  each New Borrower and Agent have duly executed this Supplement  under seal as of the date and year first above written.

                                                     NEW BORROWERS:

ATTEST:                                              DUCK HEAD APPAREL COMPANY, INC.

/s/ Robin Cohan                                      By: /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                                     Title: Executive Vice President

                                                     Address:

                                                     c/o Tropical Sportswear Int'l. Corporation
                                                     4902 West Waters Avenue
                                                     Tampa, Florida 33634-1302

ATTEST:                                              DELTA MERCHANDISING, INC.
/s/ Robin Cohan                                      By: /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                                     Title: Executive Vice President

                                                     Address:

                                                     c/o Tropical Sportswear Int'l. Corporation
                                                     4902 West Waters Avenue
                                                     Tampa, Florida 33634-1302

                                                     Accepted in Atlanta, Georgia:
                                                     FLEET CAPITAL CORPORATION, as Agent

                                                     By: /s/ Elizabeth L. Waller

                                                     Title:   SVP

                                 List of Attached Schedules for each New Borrower
                                 ------------------------------------------------

8.1.1             New Borrower's and its Subsidiaries' Business Locations
9.1.1             Jurisdictions in which New Borrower and its Subsidiaries are Authorized to do Business
9.1.4             Capital Structure of New Borrower
9.1.5             Corporate Names
9.1.13            Tax Identification Numbers of New Borrower and its Subsidiaries
9.1.15            Intellectual Property
9.1.18            Contracts Restricting Rights to Incur Debts
9.1.19            Litigation
9.1.21            Capitalized and Operating Leases
9.1.22            Pension Plans
9.1.24            Labor Contracts
10.2.5            Permitted Liens